                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   JULY 21, 2000



                          HomeSeekers.com, Incorporated

             (Exact Name of Registrant as Specified in its Charter)


            Nevada                      0-23835                 87-0397464
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)           Identification No.)



 6490 South McCarran Blvd., Suite D-28, Reno, Nevada              89509
      (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:   (775) 827-6886


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

     As previously reported in a Current Report on Form 8-K, filed on August 7, 2000, HomeSeekers.com, Incorporated ("HomeSeekers") reported its acquisition of Immediate Results Through Intuitive Systems, LLC, a California limited liability corporation ("IRIS"), pursuant to a Purchase Agreement (the "Purchase Agreement"), dated as of July 21, 2000 (the "Closing Date"), by and among HomeSeekers and all of the members of IRIS, including Greg Robertson, Eddie Ureno, Margaret G. Etheridge and Dan Woolley (collectively, the "Members"). The Purchase Agreement provided for the acquisition by HomeSeekers of all of the issued and outstanding membership interests in IRIS from the Members. The purpose of this filing is to amend the above-referenced Current Report on Form 8-K by filing certain financial information required by Regulation S-X and identified in Item 7 below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Financial statements of IRIS for the periods specified in Rule 3-05(b) of Regulation S-X are attached hereto as Exhibit 99.1.

     (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information required pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.2.

     (c) EXHIBITS.

            EXHIBIT NO.       DESCRIPTION
            -----------       ------------
            23.1              Consent of Ernst & Young LLP.

            99.1              Immediate Results Through Intuitive Systems,
                              LLC Financial Statements, December 31, 1999
                              (Audited) and June 30, 2000 (Unaudited)
                              Financial Statements.

            99.2              HomeSeekers.com, Incorporated, Unaudited Pro
                              Forma Combined Condensed Financial
                              Statements.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 6, 2000

                                          HomeSeekers.com, Incorporated



                                          By: /s/ Gregory L. Costley
                                          --------------------------------
                                          Gregory L. Costley, Chairman and
                                          Chief Executive Officer







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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       ------------
23.1              Consent of Ernst & Young LLP.

99.1              Immediate Results Through Intuitive Systems,
                  LLC Financial Statements, December 31, 1999
                  (Audited) and June 30, 2000 (Unaudited)
                  Financial Statements.

99.2              HomeSeekers.com, Incorporated, Unaudited Pro
                  Forma Combined Condensed Financial
                  Statements.